Exhibit 31.4

Certification by the Chief Financial Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Jack Guo, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A of Constellium SE; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 15, 2025

	By:	/s/ Jack Guo
		Name:	Jack Guo
		Title:	Senior Vice President and Chief Financial Officer